Exhibit 13.1 POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ING Life Insurance and Annuity Company:
As President of ING Life Insurance and Annuity Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-52448	033-75974	033-79122	333-87305
002-52449	033-75976	033-81216	333-89953
033-02339	033-75978	033-87642	333-101761
033-34370	033-75980	033-87932	333-104456
033-42555	033-75982	033-88720	333-105479
033-60477	033-75984	033-88722	333-109622
033-61897	033-75986	033-88724	333-109860
033-62473	033-75988	033-89858	333-129091
033-64277	033-75990	033-91846	333-130822
033-75248	033-75992	333-01107	333-130825
033-75954	033-75994	333-09515	333-130826
033-75956	033-75996	333-15817	333-130827
033-75958	033-75998	333-27337	333-130833
033-75960	033-76000	333-37448	333-133151
033-75962	033-76002	333-49176	333-133157
033-75964	033-76004	333-49593	333-133158
033-75966	033-76018	333-56297	333-134760
033-75968	033-76024	333-60016
033-75970	033-76026	333-69574
033-75972	033-79118	333-72079

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906	811-09665	811-08582

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 11th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Brian D. Comer
Brian D. Comer

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 11th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ R. Michael Conley
R. Michael Conley

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Robert P. Browne
Robert P. Browne

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Carol V. Coleman
Carol V. Coleman

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-52448	033-75974	033-79122	333-87305
002-52449	033-75976	033-81216	333-89953
033-02339	033-75978	033-87642	333-101761
033-34370	033-75980	033-87932	333-104456
033-42555	033-75982	033-88720	333-105479
033-60477	033-75984	033-88722	333-109622
033-61897	033-75986	033-88724	333-109860
033-62473	033-75988	033-89858	333-129091
033-64277	033-75990	033-91846	333-130822
033-75248	033-75992	333-01107	333-130825
033-75954	033-75994	333-09515	333-130826
033-75956	033-75996	333-15817	333-130827
033-75958	033-75998	333-27337	333-130833
033-75960	033-76000	333-37448	333-133151
033-75962	033-76002	333-49176	333-133157
033-75964	033-76004	333-49593	333-133158
033-75966	033-76018	333-56297	333-134760
033-75968	033-76024	333-60016
033-75970	033-76026	333-69574

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906	811-09665	811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

033-23351	333-57218	333-118851	333-133076
033-34827	333-63692	333-124953
033-59261	333-66757	333-133152
333-28679	333-70600	333-133153
333-28755	333-90516	333-133154
333-28769	333-101481	333-133155
333-30180	333-111686	333-133156
333-33914	333-117260	333-133944

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-08524

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

Security Life of Denver Insurance Company:
As Director of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190	333-72753	333-119437
033-78444	333-73464	333-119438
033-88148	333-90577	333-119439
333-34404	333-117329	333-120889
333-50278	333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Robert W. Crispin
Robert W. Crispin

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ING USA Annuity and Life Insurance Company:
As President of ING USA Annuity and Life Insurance Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

033-23351	333-57218	333-118851	333-133076
033-34827	333-63692	333-124953
033-59261	333-66757	333-133152
333-28679	333-70600	333-133153
333-28755	333-90516	333-133154
333-28769	333-101481	333-133155
333-30180	333-111686	333-133156
333-33914	333-117260	333-133944

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-08524

hereby ratifying and confirming on this 6th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Harry N. Stout
Harry N. Stout

POWER OF ATTORNEY

Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ J. R. GELDER
James R. Gelder

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 5th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Howard L. Rosen
Howard L. Rosen

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Curtis W. Olson
Curtis W. Olson

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 5th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ James F. Lille
James F. Lille

POWER OF ATTORNEY

Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-52448	033-75974	033-79122	333-87305
002-52449	033-75976	033-81216	333-89953
033-02339	033-75978	033-87642	333-101761
033-34370	033-75980	033-87932	333-104456
033-42555	033-75982	033-88720	333-105479
033-60477	033-75984	033-88722	333-109622
033-61897	033-75986	033-88724	333-109860
033-62473	033-75988	033-89858	333-129091
033-64277	033-75990	033-91846	333-130822
033-75248	033-75992	333-01107	333-130825
033-75954	033-75994	333-09515	333-130826
033-75956	033-75996	333-15817	333-130827
033-75958	033-75998	333-27337	333-130833
033-75960	033-76000	333-37448	333-133151
033-75962	033-76002	333-49176	333-133157
033-75964	033-76004	333-49593	333-133158
033-75966	033-76018	333-56297	333-134760
033-75968	033-76024	333-60016
033-75970	033-76026	333-69574

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906	811-09665	811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

033-23351	333-57218	333-118851	333-133076
033-34827	333-63692	333-124953
033-59261	333-66757	333-133152
333-28679	333-70600	333-133153
333-28755	333-90516	333-133154
333-28769	333-101481	333-133155
333-30180	333-111686	333-133156
333-33914	333-117260	333-133944

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-08524

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

As Director of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190	333-72753	333-119437
033-78444	333-73464	333-119438
033-88148	333-90577	333-119439
333-34404	333-117329	333-120889
333-50278	333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 20th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Thomas J. McInerney
Thomas J. McInerney

POWER OF ATTORNEY

Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-52448	033-75974	033-79122	333-87305
002-52449	033-75976	033-81216	333-89953
033-02339	033-75978	033-87642	333-101761
033-34370	033-75980	033-87932	333-104456
033-42555	033-75982	033-88720	333-105479
033-60477	033-75984	033-88722	333-109622
033-61897	033-75986	033-88724	333-109860
033-62473	033-75988	033-89858	333-129091
033-64277	033-75990	033-91846	333-130822
033-75248	033-75992	333-01107	333-130825
033-75954	033-75994	333-09515	333-130826
033-75956	033-75996	333-15817	333-130827
033-75958	033-75998	333-27337	333-130833
033-75960	033-76000	333-37448	333-133151
033-75962	033-76002	333-49176	333-133157
033-75964	033-76004	333-49593	333-133158
033-75966	033-76018	333-56297	333-134760
033-75968	033-76024	333-60016
033-75970	033-76026	333-69574

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906	811-09665	811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

033-23351	333-57218	333-118851	333-133076
033-34827	333-63692	333-124953
033-59261	333-66757	333-133152
333-28679	333-70600	333-133153
333-28755	333-90516	333-133154
333-28769	333-101481	333-133155
333-30180	333-111686	333-133156
333-33914	333-117260	333-133944

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-08524

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

As Director of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190	333-72753	333-119437
033-78444	333-73464	333-119438
033-88148	333-90577	333-119439
333-34404	333-117329	333-120889
333-50278	333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Kathleen A. Murphy
Kathleen A. Murphy

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ING Life Insurance and Annuity Company:
As Director of ING Life Insurance and Annuity Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:
002-52448	033-75974	033-79122	333-87305
002-52449	033-75976	033-81216	333-89953
033-02339	033-75978	033-87642	333-101761
033-34370	033-75980	033-87932	333-104456
033-42555	033-75982	033-88720	333-105479
033-60477	033-75984	033-88722	333-109622
033-61897	033-75986	033-88724	333-109860
033-62473	033-75988	033-89858	333-129091
033-64277	033-75990	033-91846	333-130822
033-75248	033-75992	333-01107	333-130825
033-75954	033-75994	333-09515	333-130826
033-75956	033-75996	333-15817	333-130827
033-75958	033-75998	333-27337	333-130833
033-75960	033-76000	333-37448	333-133151
033-75962	033-76002	333-49176	333-133157
033-75964	033-76004	333-49593	333-133158
033-75966	033-76018	333-56297	333-134760
033-75968	033-76024	333-60016
033-75970	033-76026	333-69574

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906	811-09665	811-08582

ING USA Annuity and Life Insurance Company:
As Director of ING USA Annuity and Life Insurance Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

033-23351	333-57218	333-118851	333-133076
033-34827	333-63692	333-124953
033-59261	333-66757	333-133152
333-28679	333-70600	333-133153
333-28755	333-90516	333-133154
333-28769	333-101481	333-133155
333-30180	333-111686	333-133156
333-33914	333-117260	333-133944

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-08524

ReliaStar Life Insurance Company:
As Director of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

As Director of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190	333-72753	333-119437
033-78444	333-73464	333-119438
033-88148	333-90577	333-119439
333-34404	333-117329	333-120889
333-50278	333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Catherine H. Smith
Catherine H. Smith

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 10th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Charles B. Updike
Charles B. Updike

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Ross M. Weale
Ross M. Weale

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ING Life Insurance and Annuity Company:

As Director and Chief Financial Officer of ING Life Insurance and Annuity Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-52448	033-75974	033-79122	333-87305
002-52449	033-75976	033-81216	333-89953
033-02339	033-75978	033-87642	333-101761
033-34370	033-75980	033-87932	333-104456
033-42555	033-75982	033-88720	333-105479
033-60477	033-75984	033-88722	333-109622
033-61897	033-75986	033-88724	333-109860
033-62473	033-75988	033-89858	333-129091
033-64277	033-75990	033-91846	333-130822
033-75248	033-75992	333-01107	333-130825
033-75954	033-75994	333-09515	333-130826
033-75956	033-75996	333-15817	333-130827
033-75958	033-75998	333-27337	333-130833
033-75960	033-76000	333-37448	333-133151
033-75962	033-76002	333-49176	333-133157
033-75964	033-76004	333-49593	333-133158
033-75966	033-76018	333-56297	333-134760
033-75968	033-76024	333-60016
033-75970	033-76026	333-69574

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906	811-09665	811-08582

ING USA Annuity and Life Insurance Company:
As Director and Chief Financial Officer of ING USA Annuity and Life Insurance Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

033-23351	333-57218	333-118851	333-133076
033-34827	333-63692	333-124953
033-59261	333-66757	333-133152
333-28679	333-70600	333-133153
333-28755	333-90516	333-133154
333-28769	333-101481	333-133155
333-30180	333-111686	333-133156
333-33914	333-117260	333-133944

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-08524

ReliaStar Life Insurance Company:
As Director and Chief Financial Officer of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

ReliaStar Life Insurance Company of New York:

As Director and Chief Financial Officer of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

As Director and Chief Financial Officer of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190	333-72753	333-119437
033-78444	333-73464	333-119438
033-88148	333-90577	333-119439
333-34404	333-117329	333-120889
333-50278	333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 6th day of July, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ David A. Wheat
David A. Wheat

POWER OF ATTORNEY Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacities indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ReliaStar Life Insurance Company:
As President of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

ReliaStar Life Insurance Company of New York:
As Director and President of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

Security Life of Denver Insurance Company:
As President of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190	333-72753	333-119437
033-78444	333-73464	333-119438
033-88148	333-90577	333-119439
333-34404	333-117329	333-120889
333-50278	333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 4th day of July, 2006 my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Donald W. Britton
Donald W Britton

POWER OF ATTORNEY

Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940, and any documentation, including Form N-8F, necessary to de-register any such registrations or to de-register any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

ING Life Insurance and Annuity Company:

As Chief Accounting Officer of ING Life Insurance and Annuity Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-52448	033-75974	033-79122	333-87305
002-52449	033-75976	033-81216	333-89953
033-02339	033-75978	033-87642	333-101761
033-34370	033-75980	033-87932	333-104456
033-42555	033-75982	033-88720	333-105479
033-60477	033-75984	033-88722	333-109622
033-61897	033-75986	033-88724	333-109860
033-62473	033-75988	033-89858	333-129091
033-64277	033-75990	033-91846	333-130822
033-75248	033-75992	333-01107	333-130825
033-75954	033-75994	333-09515	333-130826
033-75956	033-75996	333-15817	333-130827
033-75958	033-75998	333-27337	333-130833
033-75960	033-76000	333-37448	333-133151
033-75962	033-76002	333-49176	333-133157
033-75964	033-76004	333-49593	333-133158
033-75966	033-76018	333-56297	333-134760
033-75968	033-76024	333-60016
033-75970	033-76026	333-69574

Registration Statements filed under the Investment Company Act of 1940:

811-02512	811-02513	811-04536	811-05906	811-09665	811-08582

ING USA Annuity and Life Insurance Company:
As Chief Accounting Officer of ING USA Annuity and Life Insurance Company I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

033-23351	333-57218	333-118851	333-133076
033-34827	333-63692	333-124953
033-59261	333-66757	333-133152
333-28679	333-70600	333-133153
333-28755	333-90516	333-133154
333-28769	333-101481	333-133155
333-30180	333-111686	333-133156
333-33914	333-117260	333-133944

Registration Statements filed under the Investment Company Act of 1940:

811-05626	811-08524

ReliaStar Life Insurance Company:
As Chief Accounting Officer of ReliaStar Life Insurance Company I hereby appoint Patrick Ivkovich, J. Neil McMurdie, Michael A. Pignatella, and Julie E. Rockmore.

Registration Statements filed under the Securities Act of 1933:

002-66542	033-65870	333-92000
002-75185	033-69892	333-100207
002-95392	333-18517	333-100208
033-09153	333-30614	333-100209
033-57244	333-47094	333-105319
033-73058	333-69431	333-120636

Registration Statements filed under the Investment Company Act of 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

ReliaStar Life Insurance Company of New York:
As Chief Accounting Officer of ReliaStar Life Insurance Company of New York I hereby appoint Patrick Ivkovich, John S. (Scott) Kreighbaum, J. Neil McMurdie, Michael A. Pignatella, and James Shuchart.

Registration Statements filed under the Securities Act of 1933:

002-53949	333-47527	333-115515
002-53950	333-52358	333-117617
002-69327	333-61879	333-128409
002-76642	333-75938	333-133091
033-11489	333-85326
333-19123	333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579	811-02580	811-03098	811-03427	811-07935	811-08965

Security Life of Denver Insurance Company:

As Chief Accounting Officer of Security Life of Denver Insurance Company I hereby appoint Patrick Ivkovich and J. Neil McMurdie.

Registration Statements filed under the Securities Act of 1933:

033-74190	333-72753	333-119437
033-78444	333-73464	333-119438
033-88148	333-90577	333-119439
333-34404	333-117329	333-120889
333-50278	333-119440

Registration Statements filed under the Investment Company Act of 1940:

811-08292	811-08196	811-08976	811-09106

hereby ratifying and confirming on this 30th day of June, 2006, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

Signature
/s/ Steven T. Pierson
Steven T. Pierson